Equity-Based Compensation	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021
Equity-Based Compensation
Equity-Based Compensation

Note 16. Equity-Based Compensation

In August 2022, the Company’s Board of Directors adopted the Westrock Coffee Company 2022 Equity Incentive Plan (“2022 Equity Plan”), which is administered by the Compensation Committee of the Board of Directors. Awards issuable under the 2022 Equity Plan include restricted stock, restricted stock units, incentive stock options, “non-qualified” stock options, stock appreciation rights and performance shares.

Restricted Stock Unit Awards

During the quarter ended September 30, 2022, the Company granted 1.1 million restricted stock units (“RSUs”) to employees, which had a grant date fair value of $12.8 million. We calculate the grant date fair value of non-vested RSUs using the closing price of the Company’s Common Shares on the day of the grant. The RSUs are amortized on a straight-line basis to expense over the vesting period, which is generally three years. As of September 30, 2022, there were 3.5 million shares available for future issuance under the 2022 Equity Plan.

The following table sets forth the number of unvested RSUs and the weighted-average fair value of these awards at the date of grant.

		Average Fair
	Units	Market Value
Outstanding at December 31, 2021	—	$—
Granted	1,109,000	$11.51
Forfeited	(4,000)	$11.51
Vested	—	$—
Outstanding at September 30, 2022	1,105,000	$11.51

Furthermore, in August 2022, in connection with the Transaction, unit option awards issued under the Company’s 2020 Unit Option Incentive Plan, were equitably converted in accordance with the terms of the 2020 Unit Option Incentive Plan and the Transaction Agreement.  Each outstanding option to purchase units of Westrock Coffee Holdings, LLC, whether vested or unvested, was converted into an option to purchase Common Shares based on an exchange ratio (the “Exchange Ratio”) defined in the Transaction Agreement.  The per unit exercise price of unit options was converted to a per share exercise price based on the Exchange Ratio, and with respect to performance-based options, such options converted into performance-based options to purchase Common Shares that vest once the simple average of the daily volume weighted average price per share of Common Shares for 10 trading days in any consecutive 30-day period is $18.50 per share.  These changes were deemed to be Type I modifications under ASC 718, Compensation — Stock Compensation; however, these modifications did not result in any additional compensation expense to be recognized by the Company.

Note 7. Equity-Based Compensation

During 2020, the Company implemented an equity compensation program, which was designed to attract and retain key employees while also aligning employees’ interests with the interests of our equityholders. Options are granted to employees under the 2020 Unit Option Incentive Plan. When the options and restricted common equity described in this Note 7 were granted, they represented options to acquire Common Units, and restricted Common Units of the Company. The below presentation reflects retroactive restatement to present the options as options to acquire Common Shares. See Note 2.

Compensation expense for all equity-based compensation awards is based on the grant date fair value estimate. The Company recognizes these compensation costs using graded vesting attribution over the requisite service period of the award. As equity-based compensation expense recognized is based on awards ultimately expected to vest such expense is reduced for estimated forfeitures. Income tax benefits related to the tax deductions for share-based awards are recognized only upon settlement of the related share-based awards.

Options

We account for our employee options under the fair value method using the Black Scholes valuation model. During the year ended December 31, 2021 we granted approximately 1.0 million options to employees, which had a fair value of approximately $0.5 million as of the grant date. One-half of the options granted vest over four years of continuous service by the employee, and one-half of the options vest upon the realization of cash proceeds on all CEP Units issued on February 28, 2020 equal to 2.0x of the cost of such units (“MOIC-vesting units”), provided that the recipient is either still working for the Company at the date of such realization event or that the performance goals are achieved within one year following a qualified termination of the recipient’s employment. All option grants have an exercise price equal to, or greater than, the fair market value of the Company’s common equity on the grant date, and generally have a ten-year term prior to expiration. The fair value of the option grants is amortized to expense over the vesting period, which is generally four years. Management expects to fulfill any options exercised by issuance of new common equity interests. Management includes an estimate of forfeitures annually based upon its expectation that some options will not vest due to a break in employment or service by the recipient prior to vesting.

The Company recognizes expense related to the options using graded vesting attribution and recognized approximately $0.5 million and $0.4 million of expense for the years ended December 31, 2021 and 2020, respectively, which is included in selling, general and administrative expenses on our Consolidated Statements of Operations. The total compensation cost of nonvested options, not yet recognized, is approximately $0.6 million, which is to be recognized over the next four years.

	Options	Average Price	Average Life
Options
Options outstanding at December 31, 2020	2,531,203	$0.48
Options granted	970,513	$0.48	10 years
Options forfeited	(301,645)	$0.48	10 years
Options exercised	—
Outstanding at December 31, 2021	3,200,071	$0.48
Exercisable at December 31, 2021	288,531

The aggregate intrinsic value of unvested options was $0.1 million at December 31, 2021, based on the estimated per share value of the Common Shares as of that date.

Restricted Common Shares

On February 28, 2020, the Company granted 1,425,095 restricted Common Shares (“RCSs”), to three key executive employees which vest subject to continued employment. Such RCSs carry the same rights and limitations as the Common Shares under the organizational documents of the Company, except that the RSCs are subject to vesting and forfeiture. The RCSs vest in three installments on each anniversary of the grant date. RSC expense is based on the fair value of the common equity on the date of grant and is amortized over the vesting period, which is generally three years. The value of the RSCs was calculated using a combination of historic equity and implied asset volatility of 40%, a risk-free rate of 1.14%, and a marketability discount of 30%.

The Company recognized approximately $0.8 million and $1.2 million in expense for the RSCs in the years ended December 31, 2021 and 2020, respectively, which is included in selling, general and administrative expense on our Consolidated Statements of Operations. Total compensation expense of nonvested RSCs not yet recognized is approximately $0.4 million, which is to be recognized over the next two years.

	Common	Average Fair
	Shares	Market Value
Restricted Common Shares
Shares outstanding at December 31, 2020	1,425,095	$1.62
Shares granted	—	$—
Shares forfeited	—	$—
Shares vested	(475,032)	$1.05
Shares outstanding at December 31, 2021	950,063	$1.62

The aggregate intrinsic value of unvested RSCs was approximately $3.2 million on December 31, 2021, which is based on the estimated per share value of common equity as of such date using the Black Scholes valuation model.